MINERAL PROPERTY
SALE AND PURCHASE AGREEMENT

BETWEEN

VULTURE GOLD LLC

AND

SOURCE GOLD CORP.

VULTURE MINE
STATE OF ARIZONA

TABLE OF CONTENTS

DEFINITIONS	3
REPRESENTATIONS AND WARRANTIES OF LLC	4
REPRESENTATIONS AND WARRANTIES OF SOURCE	5
OFFER OF SALE	5
OFFER TO PURCHASE	6
CLOSING	6
GENERAL	6
APPENDIX “A”
DESCRIPTION OF PROPERTY

SALE AND PURCHASE AGREEMENT

THIS AGREEMENT made effective as of the 7th day of August, 2010.

BETWEEN:
VULTURE GOLD LLC a Limited Liability Company organized
Under the laws of the State of Nevada and having a registered
Office at 520 South Fourth Street, Las Vegas, Nevada

(hereafter “LLC”)

- and -

SOURCE GOLD CORP., a body corporate, incorporated under the laws of Alberta and having offices at; 2 Toronto Street, Suite 234, Toronto, Ontario, Canada.

(hereafter “Source”)

WHEREAS:

A. LLC is the owner of the mineral rights to unpatented mineral claims located in Maricopa County, Arizona, known as the Vulture Mine.
B.Somerset Management Ltd. (“Somerset”) owns a Fifty Percent (50%) Membership Interest in the LLC and Aravis Investments Ltd. (“Aravis”) owns a Fifty Percent (50%) Membership Interest in the LLC
C.Each of Somerset and Aravis have executed an Assignment and Assumption of Membership Interest in favor of Source on the terms and conditions hereinafter set forth.
D.The Manager of the LLC has consented to the Assignment and Assumption of Membership Interest executed by each of Somerset and Aravis in favor of Source

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of $10.00 now paid by Source to Notar (the receipt of which is hereby acknowledged), the parties agree as follows:

DEFINITIONS

1.1 For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

a)	“Agreement” means this agreement and any amendments thereto from time to time;

b)	“Aravis” means Aravis Investments Ltd. a corporation incorporated under the laws of Nevis.

c)
“Closing” means the closing of this Agreement, on or before 12:00 o’clock noon, EDT, on August 7, 2010. “LLC” means Vulture Gold Limited Liability Company, a limited liability company organized under the laws of Nevada.

d)	“”Manager” means Cristian Omar Ramos Villegas, the Manager of the LLC.

e)	“Property” means the unpatented mineral properties located in the County of Maricopa in the State of Arizona all as more particularly described in Appendix “A” hereto;

f)
“Property Rights” means all applications for permits for general reconnaissance, permit for general reconnaissance, interim approvals, applications for contracts of work, contracts of work, licenses, permits, easements, rights-of-way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the exploration and development of the Property, or for the purpose of placing the Property into production or continuing production therefrom.

g)	“Sommerset” means Somerset Management Ltd. a corporation incorporated under the laws of Nevis.

h)	“Source” means Source Gold Corp.a corporation incorporated under the laws of Nevada

REPRESENTATIONS AND WARRANTIES OF LLC

2.1           LLC hereby acknowledges and confirms that it holds the Property Rights related to an undivided one hundred (100%) percent interest in the Property on behalf of the members of the LLC as at the date hereof.

2.2	LLC represents and warrants to Source that:
a)
LLC is lawfully authorized to hold this interest in the Property and will remain so entitled until 100% of the Membership Interests of the LLC have been duly transferred to Source as contemplated by the terms hereof;

b)
LLC is legally competent to execute this agreement and to take all actions required pursuant thereto and that upon the execution and delivery, this agreement, will constitute a legal, valid and binding contract of LLC enforceable  against the LLC in accordance with its terms;

c)
as at the date hereof and at the time of transfer to Source of the Membership Interest in the LLC the Property is free and clear of all liens, charges, claims, royalties or net profit interests of whatsoever nature, and no taxes or rentals will be due in respect of any thereof;

d)	Tha LLC has the right and capacity to deal with the Property and the right to enter into this Agreement as herein contemplated;
e)
there is no adverse claim or challenge against or to LLC’s interest in the Property, nor to the knowledge of LLC is there any basis therefore, and there are no outstanding agreements or options to acquire or purchase such interest in the Property or any portion thereof other than this Agreement;

f)	no person has any royalty, net profit interests or other interest whatsoever in the Property;
g)
The Manager of the LLC is duly authorized to execute  this Agreement and for the performance of this Agreement by the LLC, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of its articles or constating documents or any indenture, agreement or other instrument whatsoever to which the LLC is a party or by which he is bound or to which the LLC or the Property may be subject;

h)
no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, the placing of the LLC in bankruptcy or subject to any other laws governing the affairs of and insolvent person;

i)	there are no claims, proceedings, actions or lawsuits in existence with respect to the right, title, estate and interest of the LLC in the Property;
j)	to the best of the LLC’s information and belief, all laws, regulations and orders of all governmental agencies having jurisdiction over the Property have been complied with by the LLC;
k)	to the best of his information and belief LLC is in good standing under all agreements and instruments affecting the Property to which it is a party or is bound.

2.3 The representations and warranties contained in this section are provided for the exclusive benefit of Source, and a breach of any one or more thereof may be waived by Source in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

2.4 The representations and warranties contained in this section shall be deemed to apply to all assignments, transfers, conveyances or other documents transferring to Source the interest to be acquired hereunder and there shall not be any merger of any covenant, representation or warranty in such assignments, transfers, conveyance or documents, any rule or law, in equity or statute to the contrary notwithstanding.

REPRESENTATIONS AND WARRANTIES OF SOURCE

3.1  Source represents and warrants to LLC that:
a)	it has been duly incorporated and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation;
b)
it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transaction herein contemplated by it will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the articles or the constating documents of it or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which they are bound or to which it or the Property may be subject; and,

c)
no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of Source or the placing of Source in bankruptcy or subject to any other laws governing the affairs of insolvent corporations.

3.2 The representations and warranties contained in this section are provided for the exclusive benefit of the LLC and a breach of any one or more thereof may be waived by the LLC in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

3.3 The representations and warranties contained in this section shall be deemed to apply to all assignments, transfers, conveyances or other documents transferring to the LLC the interest to be acquired hereunder and there shall not be any merger of any covenant, representation or warranty in such assignments, transfers, conveyance or documents, any rule or law, in equity or statute to the contrary notwithstanding.

OFFER OF SALE

4.1	TheLLC hereby irrevocably grants to Source the sole and exclusive right to concurrently acquire;

a) a 50% Membership Interest in the LLC, free and clear of all charges, encumbrances and claims in consideration of the issuance in the name of Somerset Two Million (2,000,000) Common Shares of Source, and;

b) a 50% Membership Interest in the LLC, free and clear of all charges, encumbrances and claims in consideration of the issuance in the name of Aravis Two Million (2,000,000) Common Shares of Source

OFFER TO PURCHASE

5.1 Source hereby offers to purchase from the LLC the Membership Interest in the LLC pursuant to the terms and conditions outlined in para. 4.1 .

CLOSING

6.1 The Closing of this Agreement shall take place not later than at 12 o’clock, noon, PDT, on August 7, 2010, at the offices of Source.

6.2 Upon the Closing of this agreement;
i.	The Manager of the LLC shall convey to Source a One Hundred (100%) Percent Membership Interest in the LLC
ii.	Source shall deliver to each of Somerset and Aravis a treasury order for for Two Million (2,000,000) Common Shares in the capital of Source

6.3 The LLC and Source will use their best efforts to assist each other in obtaining the requisite regulatory approvals required in connection with the execution, delivery and performance of this Agreement.

GENERAL

13.1 This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

13.2 No consent or waiver expressed or implied by any party in respect of any breach or default by any other party in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach of default.

13.3 The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance and do such further and other acts which may be reasonably necessary or advisable to carry out fully and effectively the intent and purpose of this Agreement or to record wherever appropriate the respective interest from time to time of the parties in the Property.

13.4 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

13.5 This Agreement shall, (i) be governed by and construed in accordance with the laws of Nevada and the parties hereby irrevocably attorn to the jurisdiction of the said State of Nevada and (ii) be subject to the approval of all securities regulatory authorities having jurisdiction, such approvals will be sought in a timely and diligent manner.

13.6 Time shall be of the essence in this Agreement.

13.7 Wherever the neuter and singular is used in this Agreement it shall be deemed to include the plural, masculine and feminine, as the case may be.

13.8 The rights and obligations of each party shall be in every case several and not joint or joint and several.

13.9 This Agreement may be executed in any number of identical counterparts which shall constitute an original and collectively and separately constitute a single instrument or agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

VULTURE GOLD  LLC

/s/ Cristian Omar Ramos Villegas
Cristian Omar Ramos Villegas, Manager

SOURCE ENERGY CORP..

/s/ Lauren Notar
Lauren Notar, Pres. & CFO

Appendix A
to the
Mineral Property
Sale and Purchase  Agreement
date August 7, 2010

VULTURE MINE
MINERAL PROPERTY DESCRIPTION

Name of Claims	ADL No.	Location
Gold Point Claims #1 - #22	AMC393439-AMC393460	Maricopa County, AZ
Gold Point Claims #27 - #29	AMC393465-AMC393467	Maricopa County, AZ
Red Cloud	AMC398568	Maricopa County, AZ
Red Rock	AMC398569	Maricopa County, AZ
Vulture	AMC398570	Maricopa County, AZ

CONSENT OF MANAGER

VULTURE GOLD LLC
Assignment of Membership Interest
Between
Aravis Investments Ltd. and Source Gold Corp.
Dated August 9th 2010

By executing this document, the Manager of the Limited Liability Company expressly consent to the assignment of the Membership Interest from Assignor to Assignee, approves the form and content of Assignment of Membership Interest, and acknowledge that Assignee is (as to the Interest) a substituted Member.

VULTURE GOLD LLC

per/s/ Cristian Omar Ramos Villegas
Cristian Omar Ramos Villegas, Manager

1

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST
from
ARAVIS INVESTMENTS LTD.
to
SOURCE GOLD CORP.

THIS ASSIGNMENT, dated this 9th of August , 2010, is made and entered into by and between Aravis Investments Ltd.("Assignor") and Source Gold Corp. ("Assignee"), with reference to the following facts:

WHEREAS, Assignor owns Fifty Percent (50%) Membership Interest in Vulture Gold Limited Liability Company ("LLC") which was formed in the State of Nevada pursuant to the Articles of Organization, dated August 4th, 2010, (the "Articles"); and

WHEREAS, Assignor desires to assign for good and valuable consideration, all of his right, title, duties, obligations, and interest in and to Fifty Percent (50%) membership interest in the LLC to Assignee;

NOW, THEREFORE, in view of the foregoing facts Assignor assigns, transfers and conveys the Membership Interest to Assignee, and Assignee accepts all rights, title, duties, obligations and interest in and to the Interest.

This Assignment is made upon the following terms, covenants and conditions:

1.           It is the intent of Assignor and Assignee that Assignee succeed to the Membership Interest as a Substituted Member, as such is defined in the Operating Agreement.
2.           By its acceptance of the Membership Interest, Assignee hereby accepts, and agrees to be bound by, all of the terms and provisions of the Articles and Operating Agreement.
3.           Assignor hereby warrants and represents for the reliance and benefit of Assignee and the Limited Liability Company, that Assignor is the owner of the Interest, and that Assignor has not previously sold, assigned, transferred, or encumbered the Membership Interest.
4.           The parties hereto represent and warrant for the reliance and benefit of the Limited Liability Company that this Assignment is made in accordance with all applicable laws and regulations and that Assignee meets all applicable investor suitability standards.
5.           The parties hereto agree to execute and deliver such additional documents as may be necessary or appropriate to effectuate the provisions of the Articles and to consummate the assignment contemplated herein according to the terms and conditions hereof.

This Agreement may be executed in any number of identical counterparts which shall constitute an original and collectively and separately constitute a single instrument or agreement.

1

This Agreement may be executed in any number of identical counterparts which shall constitute an original and collectively and separately constitute a single instrument or agreement.

ARAVIS INVESTMENTS LTD.

per /s/ David Craven
David Craven, Director

SOURCE GOLD CORP.

per /s/ Loren Notar
Loren Notar, Director

2

CONSENT OF MANAGER

VULTURE GOLD LLC
Assignment of Membership Interest
Between
Somerset Management Ltd. and Source Gold Corp.
Dated August 9th 2010

By executing this document, the Manager of the Limited Liability Company expressly consent to the assignment of the Membership Interest from Assignor to Assignee, approves the form and content of Assignment of Membership Interest, and acknowledge that Assignee is (as to the Interest) a substituted Member.

VULTURE GOLD LLC

per/s/ Cristian Omar Ramos Villegas
Cristian Omar Ramos Villegas, Manager

1

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST
  from
SOMERSET MANAGEMENT LTD.
to
SOURCE GOLD CORP.

THIS ASSIGNMENT, dated this 9th of August , 2010, is made and entered into by and between Somerset Management Lted.("Assignor") and Source Gold Corp. ("Assignee"), with reference to the following facts:

WHEREAS, Assignor owns Fifty Percent (50%) Membership Interest in Vulture Gold Limited Liability Company ("LLC") which was formed in the State of Nevada pursuant to the Articles of Organization, dated August 4th, 2010, (the "Articles"); and

WHEREAS, Assignor desires to assign for good and valuable consideration, all of his right, title, duties, obligations, and interest in and to Fifty Percent (50%) membership interest in the LLC to Assignee;

NOW, THEREFORE, in view of the foregoing facts Assignor assigns, transfers and conveys the Membership Interest to Assignee, and Assignee accepts all rights, title, duties, obligations and interest in and to the Interest.

This Assignment is made upon the following terms, covenants and conditions:

1.           It is the intent of Assignor and Assignee that Assignee succeed to the Membership Interest as a Substituted Member, as such is defined in the Operating Agreement.
2.           By its acceptance of the Membership Interest, Assignee hereby accepts, and agrees to be bound by, all of the terms and provisions of the Articles and Operating Agreement.
3.           Assignor hereby warrants and represents for the reliance and benefit of Assignee and the Limited Liability Company, that Assignor is the owner of the Interest, and that Assignor has not previously sold, assigned, transferred, or encumbered the Membership Interest.
4.           The parties hereto represent and warrant for the reliance and benefit of the Limited Liability Company that this Assignment is made in accordance with all applicable laws and regulations and that Assignee meets all applicable investor suitability standards.
5.           The parties hereto agree to execute and deliver such additional documents as may be necessary or appropriate to effectuate the provisions of the Articles and to consummate the assignment contemplated herein according to the terms and conditions hereof.

1

This Agreement may be executed in any number of identical counterparts which shall constitute an original and collectively and separately constitute a single instrument or agreement.

SOMERSET MANAGEMENT LTD.

per /s/ Roger Knox
Roger Knox, Director

SOURCE GOLD CORP.

per /s/ Loren Notar
Loren Notar, Director

2